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                                                                 EXHIBIT 10.38

                             SOLO SERVE CORPORATION
                            1619 Cornerway Boulevard
                           San Antonio, Texas  78219

                                                                    June 9, 1997

                             STANDBY GUARANTEE AND
                           INDEMNIFICATION AGREEMENT



Congress Financial Corporation
  (Southwest)
1201 Main Street, Suite 1625
Dallas, Texas  75250

                            Re: Standby Guarantee of Collection in favor of Congress Talcott Corporation for the account of Solo Serve Corporation

Gentlemen:

       Congress Financial Corporation (Southwest) ("Lender") and Solo Serve Corporation ("Borrower") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated June 20, 1995, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated October 27, 1995, Amendment No. 2 to Loan and Security Agreement, dated January 31, 1996, Amendment No. 3 to Loan and Security Agreement, dated June 26, 1996, Amendment No. 4 to Loan and Security Agreement, dated September 16, 1996, Amendment No. 5 to Loan and Security Agreement, dated March 31, 1997, Amendment No. 6 to Loan and Security Agreement, dated May 19, 1997 and Amendment No. 7 to Loan and Security Agreement, dated the date hereof (as so amended and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement," together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

       Borrower has requested that Lender issue for the account of Borrower a limited and temporary standby guarantee in favor of the Factor (defined below), and Lender is willing to issue such guarantee to Factor, subject to the terms and conditions contained herein.

       In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:
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       1.     Definitions.  As used herein, the following terms shall have the respective meanings given to them below:

              (a) "Factor" shall mean Congress Talcott Corporation, and its successors and assigns.

              (b) "Factor Client" shall mean any supplier of raw materials and/or inventory to Borrower from whom Factor purchases accounts receivables pursuant to factoring arrangements between such supplier and Factor.

              (c) "Factor Guarantee" shall mean the Standby Guarantee of Collection, dated on or about the date hereof, by Lender in favor of Congress Talcott Corporation, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

       2. Interpretation. For purposes of this Agreement, unless otherwise defined herein, all terms used herein, including but not limited to those terms used above, shall have the respective meanings given to such terms in the Loan Agreement.

       3.     Factor Guarantee.

              (a) Contemporaneously herewith and subject to the terms and conditions contained herein, Lender agrees to issue to Factor the Factor Guarantee, containing terms and conditions acceptable to Lender and Factor, to guarantee to Factor the collection from Borrower of all amounts from time to time payable by Borrower to Factor under accounts receivables purchased by Factor from any Factor Client pursuant to factoring arrangements then existing between Factor and such Factor Client. Any payments made by Lender to Factor and/or any other Person pursuant to or in connection with the Factor Guarantee shall constitute additional Revolving Loans to Borrower pursuant to Section 2 of the Loan Agreement. A copy of the executed Factor Guarantee shall be delivered to Borrower.

              (b) The Factor Guarantee is and shall be deemed a Letter of Credit Accommodation and shall be treated as such for all purposes of the Loan Agreement, provided, that, notwithstanding the foregoing:

                     (i)    for the purposes of the limitations set forth in
       Section 2.1(a) of the Loan Agreement, the Factor Guarantee shall be deemed a Letter of Credit Accommodation issued for a purpose other than as set forth in Section 2.1(a)(ii)(A) of the Loan Agreement; and




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                     (ii)   for the purposes of the letter of credit fee and
       the limitations set forth in Sections 2.2(b), 2.2(c) and 2.2(d) of the Loan Agreement, the Factor Guarantee shall not be deemed a Letter of Credit Accommodation.

In all other respects, the Factor Guarantee shall be treated as a Letter of Credit Accommodation subject to all applicable provisions of the Loan Agreement, including, but not limited to, all other provisions of Sections 2.1 and 2.2.

       4. Indemnification. Borrower confirms that Lender is issuing the Factor Guarantee at Borrower's special request. In consideration of Lender doing so, Borrower hereby agrees to indemnify Lender and hold Lender harmless against all claims, actions, demands, loss, damages and expenses (including attorneys' fees) which may be made against Lender or which Lender may incur in connection with the Factor Guarantee, and to pay Lender on demand any amount Lender may pay to Factor or any other person pursuant to the Factor Guarantee. Lender shall be entitled to make payment to Factor pursuant to the Factor Guarantee upon Factor's demand, or at any time thereafter, notwithstanding any judgment Borrower may express to the contrary, and all such payments shall be conclusive upon Borrower insofar as Lender is concerned, but shall not prejudice Borrower's rights against Factor should Borrower question the propriety of any demands made by Factor upon Lender whether on the grounds that the subject goods are defective or otherwise. This indemnity shall be an Obligation of Borrower to Lender under the Loan Agreement.

       5. Availability Reserve. Notwithstanding anything to the contrary contained in the Loan Agreement or the other Financing Agreements, Lender may in its discretion establish and maintain an Availability Reserve, in addition to and not in limitation of any other Availability Reserve then established or maintained by Lender, in an amount equal to at any time Lender's contingent and non-contingent liabilities under and with respect to the Factor Guarantee, including, without limitation, all direct and indirect liabilities to Factor or any other person under the Factor Guarantee and all other losses, claims, damages, liabilities, costs and expenses which Lender may suffer or incur in connection with the Factor Guarantee.

       6. Guarantee Fee. As partial consideration for the issuance of the Factor Guarantee and this Agreement, Borrower hereby agrees to pay to Lender and Lender may at its option charge Borrower's account, a guaranty fee in the amount of $10,000 which fee is fully earned as of the date hereof and shall constitute part of the Obligations.

       7. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter





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made by Borrower to Lender pursuant to the Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

              (a) No Event of Default exists on the date of this Agreement (both before and after giving effect to Amendment No. 7 to the Loan Agreement made on or about the date hereof by and between Borrower and Lender, the issuance of the Factor Guarantee and this Agreement).

              (b) This Agreement has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

       8. Conditions Precedent. The obligations of Lender pursuant hereto shall be subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender and its counsel:

              (a) The receipt by Lender of an original of this Agreement, duly authorized, executed and delivered by Borrower and acknowledged and consented to by GAC.

              (b) The receipt by Lender of an original of Amendment No. 7 to Loan and Security Agreement, dated the date hereof, by and between Borrower and Lender, duly authorized, executed and delivered by Borrower and acknowledged and consented to by GAC.

              (c) The receipt by Lender of an original of the Factor Guarantee, duly authorized, executed and delivered by Factor.

              (d) No Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default (both before and after giving effect to Amendment No. 7 to the Loan Agreement made by on or about the date hereof by and between Borrower and Lender, the issuance of the Factor Guarantee and this Agreement).

       9. Effect of this Amendment. Except as supplemented hereby, no changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date





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hereof.  To the extent of conflict between the terms of this Agreement and the other Financing Agreements, the terms of this Agreement shall control.

       10. No Waiver. Lender has not waived and is not by this Agreement waiving, and has no intention of waiving any Event of Default which may have occurred on or prior to the date hereof or may be continuing on the date hereof or may occur after the date hereof, and Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the terms of the Financing Agreements as a result of any such other Event of Default which may have occurred on or prior to the date hereof or may be continuing on the date hereof or may occur after the date hereof.

       11. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

       12. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Texas (without giving effect to principles of conflicts of law).

       13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

       14. Counterparts. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

       Please sign the enclosed counterpart of this Agreement in the space provided below, whereupon this Agreement, as so accepted by Lender, shall become a binding agreement between Borrower and Lender.



                                Very truly yours,

                                SOLO SERVE CORPORATION


                                By:    /s/  Ross E. Bacon
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                                 Title:  Executive Vice President, Chief
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                                         Operating Officer and Chief
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                                         Financial Officer
                                         -----------------

AGREED:

CONGRESS FINANCIAL CORPORATION
 (SOUTHWEST)


By:
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 Title:
        ---------------------------

ACKNOWLEDGED AND CONSENTED TO BY:

GENERAL ATLANTIC CORPORATION


By:
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 Title:
        ---------------------------





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